SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST
EVENT REPORTED): September 13, 2007

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01             REGULATION FD DISCLOSURE

On August 8, 2007, officers of Vertis, Inc. (the “Company”) delivered a presentation to certain bondholders of the Company and ACG Holdings, Inc. (“ACG”) with respect to the proposed transaction between the Company and ACG. That presentation included the slides that are furnished as an exhibit to this Current Report on Form 8-K. The Company, ACG and the bondholders are parties to nondisclosure agreements and this disclosure is being made on September 14, 2007 in accordance with the terms of such nondisclosure agreements.

The information furnished on this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report. The slides furnished as Exhibit 99.1 contain forward looking statements, the realization of which is subject to a significant amount of uncertainty. Factors both within and outside the control of the Company and ACG will affect the ability to realize any of the results reflected in the slides. In particular, realization of these results depends in part on the Company's ability to reach satisfactory agreements with a variety of third parties in respect to different matters. Furthermore, the information is a high-level summary only and subject to assumptions, qualifications and performance criteria not otherwise described in the information in the slides. The information contained in the slides is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The information contained in the slides is based on information available to the Company as of August 8, 2007 and the Company continues to refine its information and understanding of the steps required to achieve the stated results. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

ITEM 8.01             OTHER EVENTS

On September 14, 2007, Vertis, Inc. (“Vertis” or the “Company”) announced that it has entered into an agreement (the “Agreement”) with certain holders of the 10 percent Senior Second Secured Notes due 2010 (the “ACG Notes”) of American Color Graphics, Inc. (“ACG”) and of the 9.75 percent Senior Secured Second Lien Notes due 2009, 10.875 percent Senior Notes due 2009 and 13.5 percent Senior Subordinated Notes due 2009 (collectively, the “Vertis Notes”) of Vertis, Inc. Pursuant to the agreement, certain holders of the ACG Notes and the Vertis Notes have agreed to participate in exchange offers for the ACG Notes and the Vertis Notes. The exchange offers would extend the maturities of the ACG Notes and the Vertis Notes and convert the ACG Notes into a new series of senior subordinated indebtedness of Vertis.

A copy of the press release announcing the Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K.  A copy of the Agreement is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

By tendering their existing notes, holders will also be consenting to certain amendments to the indentures governing the existing ACG Notes and the existing Vertis Notes to eliminate substantially all of the covenants (including, in the case of the ACG Notes, the requirement that ACG offer to redeem the ACG Notes upon the occurrence of a change of control) and events of default that may be removed by majority consent of the holders consistent with the applicable indentures and the requirements of the Trust Indenture Act of 1939, as amended. In addition, the holders of the ACG Notes and the 9.75 percent Senior Secured Second Lien Notes will be asked to consent to the release of all collateral from the liens securing such notes. The exchange offers will also provide for a second lien to the holders of notes exchanged for the 9.75 percent Senior Secured Second Lien Notes due 2009, a third lien to holders of the notes exchanged for the 10.875 percent Senior Notes due 2009 and a fourth lien to the holders of the notes exchanged for the ACG Notes and the 13.5 percent Senior Subordinated Notes due 2009. Rights to receive principal and interest on the existing notes not tendered will not be impaired.

The exchange offers will be subject to certain conditions, including, without limitation, the consummation of the acquisition by Vertis of ACG Holdings, Inc., the parent company of ACG. A definitive merger agreement between Vertis and ACG has not yet been executed and Vertis and ACG can provide no assurance that it will be or, if a merger agreement is executed and the transaction closes, that the combined company will be able to realize the anticipated benefits of the merger.

The exchange offers will only be made, and copies of the offering documents will only be made available to, holders that have certified certain matters to Vertis, including their status as a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933.  The securities to be issued in the exchange offers have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This Form 8-K does not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities. The exchange offers are being made only pursuant to an offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1   Slide Presentation, dated August 8, 2007

99.2   Press Release, dated September 14, 2007

99.3   Agreement dated September 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

	By:	/s/ BARRY C. KOHN
Name: Barry C. Kohn
Title: Chief Financial Officer

Date: September 14, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation, dated August 8, 2007

99.2	Press Release, dated September 14, 2007

99.3	Agreement dated September 13, 2007